Exhibit 10.12
Amendment No. 6
Agreement No. C0302362

Amendment No. 6
To Product Purchase Agreement
Between Telesector Resources Group, Inc., d/b/a/ Verizon Services Group,
And XEL Communications, Inc.
This Amendment No. 6 (this “Amendment”) to Product Purchase Agreement No. C0302362, as previously amended by Amendment Nos. 1, 2, 3, 4 and 5 (collectively the “Agreement”), is entered into this 27th day of July, 2006, and made retroactively effective as of the June 16, 2006, (“the Effective Date of Amendment No. 6”), by and between Verso Verilink, LLC, a Georgia limited liability company, with offices at 400 Galleria Parkway, Suite 200, Atlanta, GA 30339 (hereinafter called “Supplier”) and Verizon Services Corp. , a Delaware corporation with an office at 240 East 38th Street, New York, New York 10016, on behalf of itself and for the benefit of its AFFILIATES, (herein referred to as “Purchaser”).
WHEREAS, the Agreement was effective between Purchaser and XEL Communications Inc. (“XEL”) on June 19, 2003, and was extended by Amendment #1 on August 25, 2003, to continue in effect until December 31, 2006;
WHEREAS, on February 7, 2004 Verilink Corporation (“Verilink”), a Delaware corporation, succeeded XEL as the Supplier under the Agreement, and such succession was agreed to by the parties in the Integration Testing Agreement dated November 10, 2004, incorporated in Amendment No. 4;
WHEREAS, on April 9, 2006, Verilink filed for bankruptcy protection under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy”);
WHEREAS, on June 15, 2006, Winslow Asset Holdings, LLC. (“Winslow”) a Georgia limited liability company, with offices at 5696 Peachtree Parkway, Suite A, Norcross, GA 30029, purchased a substantial portion of the business assets of Verilink from Verilink’s bankruptcy estate pursuant to an Asset Purchase Agreement, dated as of June 6, 2006 (the “Asset Purchase Agreement”);
WHEREAS, on June 16, 2006, Verso Technologies, Inc. a Minnesota -corporation with offices at 400 Galleria Parkway, Suite 200, Atlanta, Georgia 30339, purchased the outstanding equity interests of Winslow pursuant to a Securities Purchase Agreement dated June 16, 2006, and effective June 16, 2006 changed the name of Winslow to Verso Verilink, LLC;
WHEREAS, in connection with the closing of the asset purchase under the Asset Purchase Agreement, Verso Verilink, LLC has the right to require Verilink to assume the Agreement in the Bankruptcy, upon which assumption the Agreement shall be automatically assigned to and assumed by Verso Verilink, LLC under the terms of the Asset Purchase Agreement;

Amendment No. 6
Agreement No. C0302362

WHEREAS, subject to the terms and conditions of this Amendment, Verso Verilink, LLC is willing to instruct Verilink to assume the Agreement in the Bankruptcy, resulting in the assignment to and the assumption of the Agreement from Verilink to Verso Verilink, LLC, and Purchaser is willing to consent to such assignment to and assumption by Verso Verilink, LLC;
WHEREAS, as of the Effective Date of this Amendment No. 6, Telesector Resources Group, Inc., d/b/a Verizon Services Group, with offices at 240 East 38th Street, New York, New York 10016, assigns to Verizon Services Corp. (hereinafter referred to as “Verizon” or “Buyer”), a Delaware Corporation with offices at 240 East 38th Street, New York, New York 10016, the Agreement; and Verizon Services Corp. accepts the assignment and assumes all rights and obligations of Telesector Resources Group, Inc. under the Agreement. All prior references to Telesector Resources Group, Inc., shall be changed to Verizon Services Corp.
EFFECTIVE DATE:
This Amendment No. 5 shall be effective June 16, 2006.
NOW THEREFORE, the parties agree as follows:
ASSIGNMENT
Pursuant to Section 5.5 of the Agreement, entitled “ASSIGNMENT BY SUPPLIER:, Supplier Verso Verilink, LLC, has notified Purchaser of the Assignment by Verilink of the Agreement to Supplier. Supplier hereby confirms and agrees to the assignment of the Agreement by Verilink to Supplier and agrees to assume the obligations of “Supplier” under the Agreement. Purchaser hereby consents to the assignment of the Agreement to Supplier; provided however, that notwithstanding the foregoing consent, nothing herein shall be construed to relieve Verilink Corporation of any of its obligations under said Agreement.
TERM
Section 3.2 of the Agreement is deleted in its entirety and replaced with the following new section, as follows:
“3.2 TERM OF AGREEMENT This Agreement shall commence on the date first above written and, unless otherwise terminated pursuant to the provisions of this Agreement, shall continue until December 31, 2008. Thereafter, this Agreement shall be renewable at the option of Purchaser for up to an additional three (3) year term with notice to Supplier sixty (60) days in advance of the expiration date. This Agreement shall be effective for PRODUCTS and SERVICES ordered by Purchaser during the term and any extension thereof.”

Amendment No. 6
Agreement No. C0302362

PRICING
The pricing under the Agreement for the Shark, ArcaDACS, XPP and PMO products and services for the term as extended herein shall be the pricing in the new Exhibit 1 to this Amendment, which replaces previous pricing Exhibits to the Agreement.
ALL OTHER TERMS
All other terms and conditions of the Agreement shall remain in full force and effect.
Each party represents that it has executed this Amendment through its authorized corporate representative:

Accepted for: Verso Verilink, LLC		Accepted for: Verizon Services Corp. (A
Verizon Company)

Signature:	/s/ Larry Schwartz	Signature:	/s/ Alan Polonsky

Typed Name: Larry Schwartz		Typed Name: Alan Polonsky

Title: Vice President		Title: Director

Date: July 26, 2006		Date: 7/28/06